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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): August 17, 1998



                       NEWCOURT RECEIVABLES ASSET TRUST
                         (AS ISSUER OF THE SECURITIES)

                       NEWCOURT RECEIVABLES CORPORATION
                                  (AS SELLER)
            (Exact name of registrant as specified in its charter)



           DELAWARE                      33-98378               77-041305

(State or other jurisdiction of  (Commission File Number)     (IRS Employer
         incorporation)                                    Identification No.)



            2700 BANK ONE TOWER
            111 MONUMENT CIRCLE
            INDIANAPOLIS, INDIANA                                46204
            (Address of principal executive offices)           (Zip Code)

                                (317) 229-3406
              (Registrant's telephone number, including area code)


                                Not Applicable
         (Former name or former address, if changed since last report.)

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ITEM 5.         OTHER EVENTS

         The registrant is filing final forms of the exhibit listed in
         Item 7(c).

ITEM 7.         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                EXHIBITS

 (a)     Financial Statements:  None

 (b)     Pro Forma Financial Information:  None

 (c)     Exhibits:


  EXHIBIT NO.                    DOCUMENT
      20                Monthly Servicer Certificate

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NEWCOURT RECEIVABLES CORPORATION




                                       By:  /s/  Daniel A. Jauernig
                                          ------------------------------------
                                                 Daniel A. Jauernig
                                                 Vice President and
                                               Chief Financial Officer

August 17, 1998

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                                 EXHIBIT INDEX


  EXHIBIT NO.                    DOCUMENT
      20                Monthly Servicer Certificate